SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

The Parnassus Fund
(Name of Registrant as Specified in its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

The Parnassus Income Trust
(Name of Registrant as Specified in its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:
[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

THE PARNASSUS FUND
THE PARNASSUS INCOME TRUST
One Market –Steuart Tower, Suite 1600
San Francisco, California 94105

        On August 14, 2004, The Parnassus Fund (the “Parnassus Fund”) and The Parnassus Income Trust (the “Income Trust,” together with the Parnassus Fund, the “Trusts”) will send to their shareholders their semiannual reports dated June 30, 2004. The following materials are contained in the Trusts’ semiannual reports, which relate to the Trusts’ current solicitation of proxies for the special meeting that will be held on October 5, 2004. The Trusts are filing these materials as definitive additional proxy materials pursuant to Section 14(a) of the Securities Exchange Act of 1934.

        1.        Material from the semiannual report of the Parnassus Fund:

        Shareholder Meeting

        The Parnassus Funds will hold a shareholders meeting on Tuesday, October 5, 2004 at 6:00 pm at the Sheraton-Palace Hotel in San Francisco. The purpose of the meeting will be to elect four Trustees to the Funds’ board and to vote on a proposal to reduce the mandatory retirement age of independent Trustees from 75 to 70. The idea behind lowering the retirement age is to prevent the board from getting too old. The current Trustees are all around 60 years old, so it wouldn’t affect the current board for about ten years. This means that no current board member will take it personally. Although some people are vigorous well into their 70s, not everyone is. If approved, this proposal should minimize the chance that someone will have to undertake the unpleasant job of suggesting that a Trustee resign because of underperformance due to age.

        Four candidates have been nominated for the Trustee positions: Herbert A. Houston, Jeanie S. Joe, Jerome L. Dodson and Donald V. Potter. Herb Houston has served as a Trustee for the Parnassus Income Trust since 1992 and since 1998 for the Parnassus Fund. He is a graduate of California State University at Hayward and holds master’s degrees in public health and public administration from the University of Southern California. From 1987 through 1998, Mr. Houston was chief executive officer of the Haight Ashbury Free Clinics. Since 1998, he has been a healthcare consultant and has owned and operated several small businesses.

        Donald Potter is a graduate of Notre Dame University and of Harvard Business School. His professional career has been in management consulting, having been a partner with McKinsey & Co. and President of Windermere Associates. He is the principal of StrategyStreet, a business strategy consulting firm. He has served as a Trustee of the Parnassus Fund and the Parnassus Income Trust since 2002.

        Jeanie Joe graduated in dietetics from the University of California at Berkeley and received a master’s in public health from UCLA. She has worked as a clinical dietician. Since 1995, she has been President of Geo/Resource Consultants, a geotechnical and environmental consulting firm.

        Below you will find a picture of the Trustees taken in the reception area of the Funds’ offices. From left to right are Herb Houston, Jeanie Joe, Jerome Dodson and Donald Potter.

[PHOTOGRAPH OMITTED]

        There will be a reception at 6:00 pm on October 5 and the formal meeting will begin at 7:00 pm. After the meeting, Todd Ahlsten, portfolio manager of the Parnassus Equity Income Fund, and I will answer questions until 8:30. If you’re in the San Francisco Bay Area, we hope you will join us.

        You should have already received a formal mailing including a proxy statement. This contains more information about the meeting, but I wanted to remind you so you can mark your calendar. Your vote is important, so please mark your proxy ballot and send it back right away. You can also vote by telephone or on the Internet. I hope you will vote for me and the other three candidates, and I hope you will vote to lower the retirement age. Also, if you plan to attend the reception, please RSVP by marking the proxy ballot, so we will know how many people to expect. I hope to see you on October 5.

        2.        Material from the semiannual report of the Income Trust:

        Dear Shareholder:

        The Parnassus Funds will hold a shareholders meeting on Tuesday, October 5, 2004 at 6:00 p.m. at the Sheraton-Palace Hotel in San Francisco. The purpose of the meeting will be to elect four Trustees to the Funds’ board and to vote on a proposal to reduce the mandatory retirement age of independent Trustees from 75 to 70. The idea behind lowering the retirement age is to prevent the board from getting too old. The current Trustees are all around 60 years old, so it wouldn’t affect the current board for about ten years. This means that no current board member will take it personally. Although some people are vigorous well into their 70s, not everyone is. If approved, this proposal should minimize the chance that someone will have to undertake the unpleasant job of suggesting that a Trustee resign because of underperformance due to age.

        Four candidates have been nominated for the Trustee positions: Herbert A. Houston, Jeanie S. Joe, Jerome L. Dodson and Donald V. Potter. Herb Houston has served as a Trustee for the Parnassus Income Trust since 1992 and since 1998 for the Parnassus Fund. He is a graduate of California State University at Hayward and holds master’s degrees in public health and public administration from the University of Southern California. From 1987 through 1998, Mr. Houston was chief executive officer of the Haight Ashbury Free Clinics. Since 1998, he has been a healthcare consultant and has owned and operated several small businesses.

        Donald Potter is a graduate of Notre Dame University and of Harvard Business School. His professional career has been in management consulting, having been a partner with McKinsey & Co. and President of Windermere Associates. He is the principal of StrategyStreet, a business strategy consulting firm. He has served as a Trustee of the Parnassus Fund and the Parnassus Income Trust since 2002.

        Jeanie Joe graduated in dietetics from the University of California at Berkeley and received a master’s in public health from UCLA. She has worked as a clinical dietician. Since 1995, she has been President of Geo/Resource Consultants, a geotechnical and environmental consulting firm.

        There will be a reception at 6:00 pm on October 5 and the formal meeting will begin at 7:00 p.m. After the meeting, Todd Ahlsten, portfolio manager of the Parnassus Equity Income Fund, and I will answer questions until 8:30. If you’re in the San Francisco Bay Area, we hope you will join us.

        You should have already received a formal mailing including a proxy statement. This contains more information about the meeting, but I wanted to remind you so you can mark your calendar. Your vote is important, so please mark your proxy ballot and send it back right away. You can also vote by telephone or on the Internet.

        I hope you will vote for me and the other three candidates, and I hope you will vote to lower the retirement age. Also, if you plan to attend the reception, please RSVP by marking the proxy ballot, so we will know how many people to expect. I hope to see you on October 5.

3